UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                          MAY 31, 2011 (MAY 24, 2011)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         COMPETITIVE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                           1-8696          36-2664428
                           ------          ----------
         (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)


             1375 KINGS HIGHWAY EAST, FAIRFIELD, CONNECTICUT 06824
             -----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (203) 368-6044
                                 --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:


         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                 CTTC8K5311101

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 24, 2011, Competitive Technologies, Inc. ("CTTC" or the "Company") entered into an Amended, Restated and Extended Service and Representation Agreement (the "Agreement") with Professor Giuseppe Marineo, inventor of the Scrambler Therapy(TM) Technology (the "Technology") underlying the Company's Calmare(R) Pain Therapy Medical Device. CTTC's exclusive rights under the extended agreement include the right to act as agent for Professor Marineo in licensing the Scrambler Therapy(TM) and other technologies for and entering into manufacturing, distribution and sales agreements.

This new Agreement extends CTTC's rights with respect to the Scrambler Therapy(TM) and other agreed upon technologies for five years, beginning on the Effective Date of April 1, 2011, with automatic renewal for additional five-year periods thereafter. The original agreement, effective in July 2007, had a three-year term, with year-to-year renewal clauses thereafter.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed herewith:

No.     Description
----    ----------------------------------------------------------------------
10.1 Amended, Restated and Extended Services and Representation Agreement among Competitive Technologies, Inc., Professor Giuseppe Marineo, and Delta Research & Development dated May 24, 2011 and effective April 1, 2011. Pursuant to Rule 24b-2 of the Exchange Act, confidential information has been omitted and marked as "[Confidential Information Omitted]", and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         COMPETITIVE TECHNOLOGIES, INC.
                                  (Registrant)

Dated: May 31, 2011           By: \s\ Johnnie D. Johnson
                                  ----------------------
                              Johnnie D. Johnson
                              Chief Executive Officer







                                 CTTC8K5311102